Execution Copy

OMNIBUS AMENDMENT No. 8

          THIS OMNIBUS AMENDMENT NO. 8, dated as of December 17, 2010 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and the Required Purchasers (as defined in the Transaction Documents) and relates to the following transaction documents (the “Transaction Documents”): (1) the Custodial Agreement, dated as of May 1, 2006, by and among, BXG Timeshare Trust I (the “Issuer”), Bluegreen Timeshare Finance Corporation I (the “Depositor”), Bluegreen Corporation (“Bluegreen”) as servicer (the “Servicer”), Concord Servicing Corporation (the “Backup Servicer”), U.S. Bank National Association as Custodian (the “Custodian”) and as Indenture Trustee (the “Indenture Trustee”) and Branch Banking and Trust Company (the “Agent”), as amended by that certain Omnibus Amendment, dated as of March 1, 2008 (“Amendment No. 1”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 2, dated as of May 22, 2009 (“Amendment No. 2”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 3, dated as of June 25, 2009, by and among the parties named therein (“Amendment No. 3”), as further amended by that certain Omnibus Amendment No. 4, dated June 30, 2009, by and among the parties named therein (“Amendment No. 4”), as further amended by that certain Omnibus Amendment No. 5, dated as of June 29, 2010 (“Amendment No. 5”), as further amended by that certain Omnibus Amendment No. 6, dated as of August 30, 2010 (“Amendment No. 6”), and as further amended by that certain Omnibus Amendment No. 7, dated as of September 2, 1010 (“Amendment No. 7” and together with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6, the “Prior Omnibus Amendments”) (the “Custodial Agreement”), (2) the Backup Servicing Agreement, dated as of May 1, 2006, by and among the Backup Servicer, the Agent, the Servicer, the Issuer, the Indenture Trustee and the Depositor (as amended by the Prior Omnibus Amendments, the “Backup Servicing Agreement”), (3) the Sale Agreement, dated as of May 1, 2006, by and between the Issuer and the Depositor (as amended by the Prior Omnibus Amendments, the “Sale Agreement”), (4) the Purchase and Contribution Agreement, dated as of May 1, 2006, by and between Bluegreen and the Depositor (as amended by the Prior Omnibus Amendments, the “Purchase Agreement”), (5) the Remarketing Agreement, dated as of May 1, 2006, by and among the Issuer, the Indenture Trustee, Bluegreen, as servicer, and Bluegreen, as remarketing agent (as amended by the Prior Omnibus Amendments, the “Remarketing Agreement”), (6) the Administration Agreement, dated as of May 1, 2006, by and among, Bluegreen, the Issuer, the Indenture Trustee and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) (as amended by the Prior Omnibus Amendments, the “Administration Agreement”), (7) the Third Amended and Restated Indenture, dated as of August 1, 2010, by and among the Issuer, the Servicer, Vacation Trust, Inc. (the “Club Trustee”), the Backup Servicer, U.S. Bank National Association, as Indenture Trustee, as Paying Agent (the “Paying Agent”) and as Custodian, and the Agent (the “Indenture”), (8) the Third Amended and Restated Note Funding Agreement, dated as of August 1, 2010, by and among the Issuer, Bluegreen as Servicer and as Seller, the Depositor, the Purchasers parties thereto and the Agent (the “Note Funding Agreement”), (9) the Trust Agreement, dated as of May 5, 2006, by and among the Depositor, GSS Holdings, Inc. (the “Trust Owner”, and together with Bluegreen, the Agent, the Depositor, the Issuer, the Backup Servicer, the Custodian, the Paying Agent, the Indenture Trustee, the Owner Trustee, and the Club Trustee, the “Transaction Parties”), and the Owner Trustee (as amended by Amendment No. 1 to the Trust Agreement, dated as of March 1, 2008, by and among the parties thereto, as further amended by Amendment No. 2 to the Trust Agreement, dated as of June 1, 2009, by and among the parties thereto, as further amended by Amendment No. 5, and as further amended by Amendment No. 3 to the Trust Agreement, dated as of August 1, 2010, the “Trust Agreement”), and (10) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

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RECITALS

          WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Third Amended and Restated Standard Definitions”), the Indenture and the Note Funding Agreement in the manner set forth herein.

          WHEREAS, Branch Banking and Trust Company, as Agent and nominee on behalf of the Purchasers, is the sole registered Noteholder under the Indenture, and constitutes the Required Purchasers (each of the terms “Purchasers,” “Noteholder” and “Required Purchasers” shall have the meaning given thereto in the Third Amended and Restated Standard Definitions).

          WHEREAS, the Committed Purchaser shall reduce its Commitment by executing and delivering a Third Amended and Restated Joinder Supplement.

           NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01 Amendment of Standard Definitions

The following definitions shall replace the corresponding definition in the Third Amended and Restated Standard Definitions:

““Commitment Expiration Date” shall be December 17, 2011 or such later date specified in writing to the Issuer by all Committed Purchasers in their sole discretion.”

““Funding Date Advance Rate” shall mean 67.5%.”

““Maximum Facility Balance” shall equal $75,000,000.”

““Note Rate” shall mean if (i) the Aggregate Outstanding Note Balance is less than $25,000,000, then Prime Rate plus 2.00%, (ii) the Aggregate Outstanding Note Balance is equal to or greater than $25,000,000 but less than $50,000,000, then Prime Rate plus 2.50% or (iii) the Aggregate Outstanding Note Balance is equal to or greater than $50,000,000, then Prime Rate plus 3.50%.”

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Section 1.02.	Amendment of Indenture

Section 3.4(a)(xxiv) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“(xxiv) pro rata, to each of the Class A Noteholders, Class B Noteholders, Class C Noteholders, Class D Noteholders and Class E Noteholders, all remaining Available Funds as a distribution of principal on such Notes until the Borrowing Base Percentage is equal to 67.5%.”

Section 1.03.	Amendment of Note Funding Agreement

Section 2.2(f) of the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with “(f) On December 17, 2010, the aggregate Commitments and the Maximum Facility Balance shall each be $75,000,000.”

Section 2.01.	Representations and Warranties

Bluegreen, the Depositor and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of Bluegreen, the Depositor and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.

Section 2.02.	References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.03.	Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

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Section 2.04.	Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.05.	Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.06.	Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.07.	Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08. Direction to the Owner Trustee.

          By its execution hereof, the Depositor hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Amendment and any and all other documents, instruments and agreements, and to take any and all other action which may be necessary or convenient to effect the transactions contemplated hereby.

[Signature pages follow]

 Execution Copy

            IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

BLUEGREEN CORPORATION

By:_______________________________
Name:
Title:

BLUEGREEN TIMESHARE FINANCE
CORPORATION I

By:_______________________________
Name:
Title:

BXG TIMESHARE TRUST I,

By:	Wilmington Trust Company, not in its
individual capacity, but solely as
Owner Trustee

By:_______________________________
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By: _______________________________
Name:
Title:

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CONCORD SERVICING CORPORATION

By:_______________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, as Custodian and as Paying Agent

By:_______________________________
Name:
Title:

BRANCH BANKING AND TRUST COMPANY, as Agent and as Purchaser

By:_______________________________
Name:
Title:

GSS HOLDINGS, INC., as Trust Owner

By:_______________________________
Name:
Title:

VACATION TRUST, INC., as Club Trustee

By:_______________________________
Name:
Title: